Exhibit 10.3

                                OPTION AGREEMENT


     THIS OPTION AGREEMENT (this "Agreement"), dated as of February 6, 2003 is made and entered into by and between LUMENIS LTD. (formerly ESC MEDICAL SYSTEMS LTD.) a company incorporated under the laws of the State of Israel ("LUMENIS"), and BANK HAPOALIM B.M., an Israeli banking corporation (the "Bank").


                                    RECITALS

     WHEREAS, LUMENIS has requested, and may request from time to time after the date hereof, the Bank to make loans and other extensions of credit to LUMENIS and/or to one or more subsidiaries of LUMENIS (collectively, the "Loans"); and

     WHEREAS, LUMENIS has agreed to execute and deliver this Agreement to the Bank;

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, LUMENIS and the Bank hereby agree as follows:


     1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     "Closing Price" means, as of any day, the last traded price regular way reported on the NASDAQ National Market System for a share of LUMENIS Stock on such day.

     "LUMENIS' Stock" means the ordinary shares, par value NIS 0.1 per share, issued by LUMENIS.

     "Governmental Authority" shall mean any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

     "Lien" shall mean, with respect to any Person, any mortgage, lien, pledge, hypothecation, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or a capital lease, upon or with respect to any property or asset of such Person (including without limitation in the case of shares of stock, shareholder agreements, voting trust agreements and all similar arrangements).

     "Person" shall mean any individual or general partnership, limited partnership, limited liability company, corporation, joint venture, trust, estate, business trust, co-operative, association, unincorporated organization, Governmental Authority or other entity, and where the context so admits, the legal representatives, successors in interest and permitted assigns of such Person.

     "Public Offering" means any public offering pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, or any other securities law of any other jurisdiction, covering the offering and sale of shares of LUMENIS Stock for the account of LUMENIS (other than a registration statement effected solely to implement an employee benefit plan, a transaction in which Rule 145 of the United States Securities and Exchange Commission is applicable or any other form or type of registration in which LUMENIS Stock cannot be included pursuant to United States Securities and Exchange Commission rules and practice).


     2. Grant of Option. Upon the terms and subject to the conditions set forth herein, LUMENIS hereby grants to the Bank or to any of its subsidiaries (the Bank or any such subsidiary, the "Optionee"), the irrevocable right and option (the "Option") to purchase from LUMENIS up to 275,000 shares of LUMENIS Stock (the "Option Shares"), at a price per share equal to the Purchase Price (as defined below). The decision to elect to exercise the Option shall be in the sole discretion of the Optionee, and the Optionee shall incur no liability whatsoever to any Person for any failure to exercise the Option.


     3. Purchase Price. The purchase price (the "Purchase Price") for the Option Shares shall be the closing or last sale price, respectively, reported on February 5, 2003 which is $1.17 per Option Share, subject as set forth herein. Notwithstanding the foregoing, if LUMENIS undergoes a Public Offering at any time during the Exercise Period (as defined below), the Purchase Price for the Option Shares exercised and acquired in such Public Offering shall be at a price per Option Share equal to the lower of (i) eighty-five percent (85%) of the price per share paid by the purchasers of the LUMENIS Stock in such Public Offering, or (ii) the Closing Price, reported on February 5, 2003 which is $1.17 (subject to adjustment).


     4. Exercise Period. Subject to Paragraph 7, this Option may be exercised, in part or in whole, during the period beginning on the date of this Option and ending on the fifth anniversary of the date hereof (the "Exercise Period"). Without derogating from Paragraph 7 below, at the end of the Exercise Period, the Option shall expire with respect to any Option Shares not then exercised and acquired.


     5. Adjustment of Purchase Price and Number of Option Shares. The number and kind of securities purchasable initially upon the exercise of this Option and the Purchase Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:


          (a) Adjustment for Share Splits and Combinations. If LUMENIS at any time or from time to time effects a subdivision of the outstanding shares of LUMENIS Stock, the number of shares of LUMENIS Stock issuable upon exercise of this Option immediately before the subdivision shall be proportionately increased, and conversely, if LUMENIS at any time or from time to time combines the outstanding shares of LUMENIS Stock, the number of shares of LUMENIS Stock issuable upon exercise of this Option immediately before the combination shall be proportionately decreased. Any adjustment under this Paragraph 5(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.


          (b) Adjustment for Certain Dividends and Distributions. In the event LUMENIS at any time, or from time to time makes or fixes a record date for the determination of holders of shares of LUMENIS Stock entitled to receive a dividend or other distribution payable in additional shares of LUMENIS Stock, then and in each such event the number of shares of LUMENIS Stock issuable upon exercise of this Option shall be increased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the number of shares of LUMENIS Stock issuable upon exercise of this Option by a fraction: (i) the numerator of which shall be the total number of shares of LUMENIS Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of LUMENIS Stock issuable in payment of such dividend or distribution, and
     (ii) the denominator of which is the total number of shares of LUMENIS Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the number of shares of LUMENIS Stock issuable upon exercise of this Option shall be recomputed accordingly as of the close of business on such record date and thereafter the number of shares of LUMENIS Stock issuable upon exercise of this Option shall be adjusted pursuant to this Paragraph 5(b) as of the time of actual payment of such dividends or distributions.


          (c) Adjustments for Other Dividends and Distributions. In the event LUMENIS at any time or from time to time makes or fixes a record date for the determination of holders of shares of LUMENIS Stock entitled to receive a dividend or other distribution payable in securities of LUMENIS other than shares of LUMENIS Stock, then in each such event provision shall be made so that the Optionee shall receive upon exercise of this Option, in addition to the number of shares of LUMENIS Stock receivable thereupon, the amount of securities of LUMENIS that the Optionee would have received had this Option been exercised for shares of LUMENIS Stock immediately prior to such event (or the record date for such event) and had the Optionee thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Paragraph 5 and LUMENIS' Articles of Association with respect to the rights of the Optionee.


          (d) Adjustment for Reclassification, Exchange and Substitution. If the shares of LUMENIS Stock issuable upon the exercise of this Option are changed into the same or a different number of shares of any class or classes of shares, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or shares dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Paragraph), then and in any such event the Optionee shall have the right thereafter to exercise this Option into the kind and amount of shares and other securities receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of LUMENIS Stock for which this Option might have been exercised immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein and under LUMENIS' Articles of Association.


          (e) Reorganization, Mergers, Consolidations or Sales of Assets. If at any time from time to time there is a capital reorganization of the shares of LUMENIS Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Paragraph) or a merger or consolidation of LUMENIS with or into another corporation, or the sale of all or substantially all of LUMENIS' properties and assets to any other Person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Optionee shall thereafter be entitled to receive upon exercise of this Option, the number of shares or other securities or property of LUMENIS, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of shares of LUMENIS Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation or sale. In any such case (except to the extent any cash or property is received in such transaction), appropriate adjustment shall be made in the application of the provisions of this subparagraph and LUMENIS' Articles of Association with respect to the rights of the Optionee after the reorganization, merger, consolidation or sale to the end that the provisions of this subparagraph and LUMENIS' Articles of Association
     (including adjustment of the number of shares of LUMENIS Stock issuable upon exercise of this Option) shall be applicable after that event and be as nearly equivalent to the provisions hereof as may be practicable.


          (f) Other Transactions. In the event that LUMENIS shall issue shares to its shareholders as a result of a split-off, spin-off or the like, then LUMENIS shall complete such issuance or other action if, as part thereof, allowance is made to protect the economic interest of the Optionee either by increasing the number of Option Shares and/or by reducing proportionately the Purchase Price of the Option Shares and/or by procuring that the Optionee shall be entitled, on economically proportionate terms, to acquire additional shares of the spun-off or split-off entities.


          (g) Notice of Capital Changes. If at any time LUMENIS shall offer for subscription pro rata to the holders of shares of LUMENIS Stock any additional shares of any class, other rights or any equity security of any kind, or there shall be any capital reorganization or reclassification of the capital shares of LUMENIS Stock or the consolidation or merger of LUMENIS with, or sale of all or substantially all of its assets to another company or there shall be a voluntary or involuntary dissolution, liquidation or winding up of LUMENIS, or other transaction described in this Paragraph 5, then, in any one or more of said cases, LUMENIS shall give the Optionee, by registered or certified mail, postage prepaid, a written notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such subscription or other rights, or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall also specify the date as of which the holders of record of shares of LUMENIS Stock shall participate in such subscription rights, or shall be entitled to exchange their shares of LUMENIS Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least fourteen (14) days prior to the action in question, and not less than fourteen (14) days prior to the record date in respect thereto.


          (h) Adjustment of Purchase Price. Upon each adjustment in the number of shares of LUMENIS Stock purchasable hereunder, the purchase price per share shall be proportionately increased or decreased, as the case may be, in a manner that is the inverse of the manner in which the number of shares of LUMENIS Stock purchasable hereunder shall be adjusted. In the event that LUMENIS shall hereafter issue any additional shares of LUMENIS Stock or any securities convertible into or exchangeable for LUMENIS Stock or any warrants, options or other rights to acquire shares of LUMENIS Stock or such convertible securities, pursuant to Paragraph 5(c) hereof, then the Purchase Price for the Option Shares purchasable hereunder shall, at the sole option of the Optionee and in lieu of any adjustment pursuant to such Paragraph, be reduced by an amount equal to the Fair Market Value of such stock, securities, warrants, options or rights as of the date of such initial issuance thereof, without giving effect to any withholding or other taxes, charges, imposts or duties. In the event that LUMENIS shall hereafter pays any dividend or makes any distribution payable in additional shares of LUMENIS Stock pursuant to Paragraph 5(b) hereof, then the Purchase Price for the Option Shares purchasable hereunder shall, at the sole option of the Optionee and in lieu of any adjustment in the number of Option Shares purchasable hereunder pursuant to such Paragraph, be reduced by an amount equal to the amount of all such payments and dividends, without giving effect to any withholding or other taxes, charges, imposts or duties.


          (i) Notice of Adjustments. Whenever the Purchase Price or the number of shares of LUMENIS Stock purchasable hereunder shall be adjusted pursuant to Paragraph 5 hereof, LUMENIS shall prepare a certificate signed by the chief financial officer of LUMENIS setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Purchase Price and the number of shares of LUMENIS Stock purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Optionee.


          (j) Adjustment Proportionate; Rounding Upward. Any adjustment under this Paragraph 5 in the number of Option Shares shall apply proportionately to only the unexercised portion of the Option. If fractions of a share would result from any such adjustment, the aggregate shares adjustment shall be revised to the next higher whole number of shares.


     6. Method of Exercising Option and Payment of Purchase Price.

     The Option may be exercised, in whole or in part on any number of occasions during the Exercise Period, by the delivery by the Optionee to LUMENIS at its principal office (or such other office or agency of Lumenis as it may designate by notice in writing to the Holder at the address of such holder appearing on the books of Lumenis) of the attached Notice of Exercise, either by mail, fax, e-mail, or personal delivery, all in accordance with the provisions of Section 16 below, duly signed by a certified signatory of Optionee. The Notice of Exercise must be accompanied by payment in full of the aggregate Purchase Price for the Option Shares being purchased upon such exercise. Payment for such Option Shares shall be made in U.S. dollars by check payable to the order of LUMENIS or by wire transfer to an account designated by LUMENIS. Payment made after 14:00 a.m., Israel time, shall be deemed made on the subsequent Business Day. With respect to each such exercise of this Option, simultaneous with Optionee's payment of the Purchase Price for the number of Option Shares indicated in the related Notice of Exercise, LUMENIS shall issue and deliver to Optionee a certificate or certificates evidencing such Option Shares registered in the name of Optionee or its designee. Upon receipt by LUMENIS of this Option at its office in proper form for exercise, Optionee shall be deemed to be the holder of record of the Option Shares transferable upon such exercise. If this Option should be exercised in part only, LUMENIS shall concurrently with the delivery of the certificates for purchased Option Shares, execute and deliver to the Optionee a new Option, on the same terms and conditions as this Option, evidencing the rights of the Optionee thereof to purchase the balance of the Option Shares. Furthermore, Lumenis undertakes to cooperate with Holder in good faith to effect any exercise of the Option and any permitted Transfer of the Option and/or the Option Shares.

     7. Cashless Exercise.

     The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Option or any portion hereof by the surrender of this Option or such portion to LUMENIS, with the net issue election notice annexed hereto duly executed, at the office of LUMENIS. Thereupon, LUMENIS shall issue to the Holder such number of fully paid Option Shares as is computed using the following formula:

                                   X = Y (A-B)
                                   -----------
                                        A

 where         X    = the  number  of Option  Shares to be issued to the  Holder pursuant to this Section 7.

               Y = the number of Option Shares covered by this Option in respect of which the net issue election is made pursuant to this Section 7,

               A    = the fair market value of one Option Share.

               The "Fair market value" of an ordinary share shall mean:

               I). If LUMENIS' ordinary shares are listed on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. Automated Quotation/National Market System (NASDAQ/NMS), then the closing or last sale price, respectively, reported for the Exercise Date.

               II). If  LUMENIS'  ordinary  shares  are not listed on a national securities exchange or quoted on NASAQ/NMS, but traded in the over the counter market, then the mean of the closing bid and asked prices as reported for the exercise date.

               III).If LUMENIS'  ordinary shares are not publicly  traded,  then as determined by an appraiser the identity of whom would be determined by the parties hereto. The costs and fees of the appraiser shall be borne solely by LUMENIS.

               IV). If the  exercise  date is the  date of  closing  of a public
                    offering  of  LUMENIS'   ordinary   shares  pursuant  to  an
                    effective registration statement under the Securities Act 1933, as amended, then the public offering price (before deduction of discounts, commissions or expenses) in such offering..

               B = the Purchase Price in effect under this Option at the time the net issue election is made pursuant to this Section 7.

               For the removal of any doubt, it is agreed that section 5 hereof shall apply also to cashless exercise.

     8. Investment Representation. Optionee, and each of its subsidiaries who is issued Option Shares pursuant to this Agreement, represent that (i) it is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended, or any successor federal statute (the "Securities Act"), and (ii) any and all Option Shares purchased hereunder shall be acquired for investment only and without a view to the resale or distribution thereof, except in any case pursuant to the registration of such Option or Option Shares under the Securities Act or pursuant to a valid exemption from such registration requirement. If the Option Shares are not so registered, certificates for the Option Shares shall bear the legend set forth in Paragraph 12 hereof.

     9. Exchange, Transfer, Assignment or Loss of Option.


          (a) For purposes of this Agreement, "Transfer", as to this Option, the Option Shares or any shares of LUMENIS Stock, means any transfer, sale, exchange, assignment, the creation of any Lien, option or right to purchase, and any other disposition of any kind, whether voluntary or involuntary, affecting title to, possession of or voting rights with respect thereto. Optionee and each of its subsidiaries who is issued Option Shares pursuant to this Agreement acknowledges that the Option and the Option Shares issuable upon exercise thereof have not been registered under the Securities Act, and agree that it will not Transfer any this Option or the Option Shares except upon the terms and conditions specified herein, and that it will cause any transferee thereof to agree to take and hold the same subject to the terms and conditions specified herein, provided that, Optionee or any holder of the Option Shares may sell Option Shares purchased upon exercise of this Option in one or more private transactions not requiring registration under the Securities Act or in one or more public sales in compliance with Rule 144 under the Securities Act. Prior to any Transfer of any Option Shares (other than a Transfer among Optionee and/or any of its affiliates), the holder thereof shall give written notice to LUMENIS of such holder's intention to effect such Transfer and the identity of the proposed transferee. Each holder wishing to effect such a Transfer of the Option Shares shall also furnish to LUMENIS an agreement by the transferee thereof that it is taking and holding the same subject to the terms and conditions specified herein and, unless the transferee is an affiliate of such holder, a written opinion of such holder's counsel, in form reasonably satisfactory to LUMENIS, to the effect that the proposed Transfer may be effected without registration under the Securities Act. The restrictions set forth in Paragraphs 8, 9 and 12 shall terminate and cease to be effective with respect to any Option Shares that are registered under the Securities Act or upon receipt by LUMENIS of an opinion of counsel, reasonably satisfactory to LUMENIS, to the effect that compliance with such restrictions is not necessary in order to comply with the Securities Act with respect to the Transfer of the Option Shares.


          (b)  Subject to the  restrictions  set forth  herein,  this  Option is exchangeable, without expense, at the option of the Optionee, upon presentation and surrender hereof to LUMENIS or at the office of its stock transfer agent, if any, for other options of different denominations entitling the holder thereof to purchase in the aggregate the same number of Option Shares purchasable hereunder; Upon surrender of this Option to LUMENIS at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, LUMENIS shall, without charge, execute and deliver a new Option in the name of the assignee named in such instrument of assignment and this Option shall promptly be canceled; The term "Option" as used herein includes any Options into which this Option may be divided or exchanged. Upon receipt by LUMENIS of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Option, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Option, if mutilated, LUMENIS will execute and deliver a new Option of like tenor and date.

     10. Representations, Warranties and Covenants of LUMENIS.


          (a) LUMENIS hereby represents and warrants to Optionee that:


               (i) There has been reserved, and LUMENIS shall at all times keep reserved so long as the Option remains outstanding, out of its authorized LUMENIS Stock, such number of shares of LUMENIS Stock as shall be subject to purchase under the Option, and LUMENIS will supply every transfer agent for LUMENIS Stock and other securities of LUMENIS issuable upon exercise of the Option with duly executed stock and other certificates, as appropriate, for such purpose;


               (ii) Upon delivery of, and payment for the Option Shares as contemplated by this Agreement, the Optionee will acquire duly authorized, validly issued, fully paid and nonassessable Option Shares;

     11. Legend. Except as provided in Paragraph 9(a) hereof, each stock certificate evidencing the Option Shares issued to the Optionee or to any other Person in connection with a transfer pursuant to this Agreement shall include the following legend:


     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT AND UNDER SUCH LAWS, OR UNLESS AN EXEMPTION FROM REGISTRATION AND QUALIFICATION IS AVAILABLE. THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN OPTION AGREEMENT DATED February 6, 2003 TO WHICH THE ISSUER IS SUBJECT. A COPY OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE ISSUER."

     12. Fractional Interest. No fractional shares will be issued in connection with any exercise hereunder, but in lieu of such fractional shares LUMENIS shall round up the number of Option Shares to be issued.

     13. No Rights in Option Shares. Optionee shall have none of the rights of a shareholder with respect to the Option Shares unless and until the Option Shares are issued to it upon exercise of the Option.

     14. Registration Rights. If LUMENIS effects a registration with respect to the public resale by shareholders of any LUMENIS Stock under the Securities Act, or any other relevant securities laws of any other jurisdiction, the Optionee shall have the right to have included in such registered offering the Option Shares, on a pro rata basis with the other selling shareholders participating in such registered offering, in proportion to the respective holdings of Optionee and all such other selling shareholders.

     15. Expenses. LUMENIS shall pay Israeli Stamp Duty, if any, on the issue of the Option Shares, and will notify the Israeli Companies Registrar of such issue within the time period required by law. The Stamp Duty on this Option, if any, will be paid in full by LUMENIS.

     16. Notices. All notices, requests and other communications to any party under this Option shall be in writing and shall be given to such party, by mail, telecopy, telex, personal delivery, fax, e-mail, or other customary means of delivery, addressed to it as set forth below or such other address or telex number as such party may in the future specify for such purpose by notice to the other party. Each such notice, request or communication shall be effective, if given by telex, fax or e-mail, after the date of dispatch of such communication is transmitted to the respective number specified below and the appropriate answerback is received, if given by mail, two days after such communication is deposited in the United States mails and sent by certified or registered mail, return receipt requested, with first class postage prepaid, addressed as aforesaid or if given by fax, e-mail, telecopy personal delivery, on the Business Day when received at the address specified below. "Business Day" means
- a day on which banks are open for business in New York and in Israel.


                    Party                         Address

           If to LUMENIS:                LUMENIS Ltd.
                                         Yokneam Industrial Park,
                                         P.O.B. 240, Yokneam 20692
                                         Attention:  President
                                         Telephone:  04-9599000
                                         Telecopier:  04-9599070


           With a copy to:               Zellermayer, Pelossof & Co.
                                         Rubinstein House
                                         20 Lincoln Street
                                         Tel Aviv 67134
                                         Attention:  Revital Kerem, Advocate
                                         Telephone:  03-6255555
                                         Telecopier:  03-6255500


           If to the Optionee:           Bank Hapoalim B.M.
                                         63 Yehuda Halevy St
                                         Tel Aviv
                                         Attention:  Mr. Mr. Ya'akov Elinav
                                         Telephone:  03-5674791
                                         Telecopier:  03-5676008


           with a copy to:               Shaw Pittman
                                         335 Madison Ave., 26th floor
                                         New York, New York  10017-4605
                                         Attention:  John C. Simons, Esq.
                                         Telephone:  (212) 603-6848
                                         Telecopier:  (212) 603-6801

     Notice to any other Optionee shall be sent to the address indicated on the applicable Assignment Form.

     17. Governing Law/Submission to Jurisdiction.

          (a) This Agreement shall be governed by the laws of the State of Israel. For the purposes of this Agreement LUMENIS hereby irrevocably submits to the exclusive jurisdiction of the competent courts in Tel-Aviv - Jaffa, Israel.


          (b) LUMENIS agrees that any summons, notice or judgment or other legal process or document in connection with any proceedings referred to in sub-clause (a) hereof may be serviced upon by delivering same to LUMENIS at its address set forth in Paragraph 16 and a copy to Zellermayer, Pelossof & Co., Advocates, 20 Lincoln Street, Tel Aviv, Israel 67134.

     18. Miscellaneous.

               (i) This Agreement cannot be changed or terminated orally. This Agreement contains the entire agreement between the parties relating to the subject matter hereof. The paragraph headings herein are intended for reference only and shall not affect the interpretation hereof. This Agreement may be executed in any number of counterparts and by telecopier, each of which shall constitute an original, and all of which taken together shall constitute one and the same agreement. Except as specifically stated herein as constituting an explicit waiver or modification of any provision of a loan agreement or other document evidencing indebtedness owing from LUMENIS to the Optionee, nothing contained herein shall constitute a waiver or modification by the Optionee of any of the covenants, representations or agreements under such loan or other document. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, each of which shall remain in full force and effect.

     19. Successors and Assigns. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

     20. Availability of Public Information. With a view to making available to the Optionee and any subsequent holder of the Option Shares the benefits of certain rules and regulations of the United States Securities Exchange Commission (the "SEC") (including, without limitation, Rules 144 and 144A under the Securities Act), which may permit the sale of the Option Shares to the public or certain other institutions without registration, LUMENIS agrees to take any and all such actions as may be required of it to make available to the Optionee and such subsequent holders such benefits, including, without limitation, to:


               (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act or any successor provision thereto from and after the date LUMENIS first becomes subject to the provisions of Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, or any successor federal statute (the "Exchange Act"); and


               (ii) file with the SEC in a timely manner all reports and other documents required of LUMENIS under the Securities Act and the Exchange Act from and after the date LUMENIS first becomes subject to the provisions of Section 13 or 15(d) of the Exchange Act; and


               (iii) so long as the Optionee or any affiliate of the Optionee owns any Option or Option Shares, furnish to the Optionee forthwith upon request a written statement by LUMENIS as to compliance with the reporting requirements of Rule 144 or any successor provision thereto, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of LUMENIS filed with the SEC, in each case from and after the date LUMENIS first becomes subject to the provisions of Section 13 or 15(d) of the Exchange Act, and such other reports and documents of LUMENIS and other information in the possession of or reasonably obtainable by LUMENIS as the Optionee and its affiliates and subsequent holders of the Option Shares may reasonably request in availing itself of any rule or regulation of the SEC allowing the Optionee and its affiliates and subsequent holders of the Option Shares to sell any such securities without registration.

     IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the day and year first above written.


                                            BANK HAPOALIM B.M.



                                            By:  /s/ Rachel Arbel
                                                 -------------------------------
                                                 Name:  Rachel Arbel
                                                 Title:


                                            By:  /s/ Liora Ben Ami
                                                 -------------------------------
                                                 Name:  Liora Ben Ami
                                                 Title:





                                            LUMENIS LTD.


                                            By:  /s/ Kevin Morano
                                                 -------------------------------
                                                 Name:  Kevin Morano
                                                 Title:  Chief Financial Officer


                                            By:  /s/ Sagi Genger
                                                 -------------------------------
                                                 Name:  Sagi Genger
                                                 Title:

                               NOTICE OF EXERCISE





To:

1.   The undersigned hereby elects to purchase           Option Shares, pursuant
                                               ---------
     to the terms of the attached Option, and tenders herewith payment of the purchase price for such shares in full / requests Cashless Exercise of
             Option Shares.
     -------

2. In exercising this Option, the undersigned hereby confirms and acknowledges that the Option Shares are being acquired solely for the account of the undersigned (and not as a nominee for any other party) for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Option Shares except under circumstances that will not result in a violation of the United States Securities Act of 1933, as amended, or any state securities laws.

3. Please issue a certificate representing said Option Shares in the name of the undersigned and deliver such certificate to the undersigned.





----------------------                                 -------------------------
         (Date)                                               (Print Name)


                                                       -------------------------
                                                              (Signature)

                                 ASSIGNMENT FORM


     FOR   VALUE    RECEIVED,                                      hereby sells,
                             -------------------------------------
assigns    and    transfers unto


Name
    ------------------------------------------------------------
          (Please typewrite or print in block letters)

Address
       ---------------------------------------------------------


and the above  transferee  hereby  acquires  and  assumes  the right to purchase
Option Shares  represented  by this Option to the extent of        Option Shares
                                                            ------
as to which such right is exercisable and agrees to be bound by the terms and conditions of the Option.


Date
     -----------------------------               -------------------------------
                                                 Transferor Signature



                                                 -------------------------------
                                                 Transferee Signature